SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2010

USA Therapy, Inc.

(Exact name of registrant as specified in Charter)

Nevada	001-34771	35-2298521
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Xiangdong Road, Shangsong Village Baoji City, Fufeng County Shaanxi Province, the People’s Republic of China 722205
(Address of Principal Executive Offices)

86-0917-5471054
(Issuer’s Telephone Number, Including Area Code

9500 W. Flamingo, Suite 205
Las Vegas, NV 89147
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed solely to:

(i)
make certain additional disclosure in Item 4.01 to clarify that prior to engaging Clement C. W. Chan & Co., USA Therapy, Inc. (the “Company” or “USTP”) did not engage in any consultations with its new accountant as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, nor did Clement C. W. Chan & Co. provide any advice which was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue at hand; and to

(ii)	file as Exhibit 16.1 a letter from M&K CPAs, LLC, stating that it agrees with the statements made by the Company in its Current Report on Form 8-K dated August 12, 2010.

Except as specifically referenced herein, this Amendment No. 1 to the Current Report on Form 8-K/A does not reflect any event occurring subsequent to August 12, 2010, the filing date of the original report.

Item 4.01   Change in Registrant’s Certifying Accountant.

On August 6, 2010, the Company dismissed M&K CPAs, LLC, the independent registered principal accountants of USTP.

During the Company’s two most recent fiscal years and subsequent interim period preceding the termination of M&K CPAs, LLC, there were no disagreements with M&K CPAs, LLC. which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K CPAs, LLC would have caused to make reference to the subject matter of the disagreements in connection with its reports.  M&K CPAs, LLC, as the Company’s principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that the reports of M&K CPAs, LLC for the fiscal years ended June 30, 2010 and 2009 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

We provided M&K CPAs, LLC with a copy of this disclosure before its filing with the SEC. We requested that M&K CPAs, LLC provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and on August 13, 2010 we received a letter from M&K CPAs, LLC stating that it agrees with the above statements.

On August 6, 2010 the board of directors of the Company approved and authorized the engagement of Clement C. W. Chan & Co. as the principal independent accountant for the Company. In addition, effective August 6, 2010, the Company selected Clement C. W. Chan & Co. as the independent public accountants for the Company for the fiscal year ending December 31, 2010.

During the Company’s two most recent fiscal years and subsequent interim period prior to engaging Clement C. W. Chan & Co., Clement C. W. Chan & Co. did not engage in any consultations with the Company as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, nor did Clement C. W. Chan & Co. provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue at hand.

Item 9.01   Financial Statement and Exhibits.

 (d)  EXHIBITS

Exhibit Number	Description

16.1	Letter from M&K CPAs, LLC, to the SEC, dated August 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

USA THERAPY, INC.

Date: September 8, 2010	By:	/s/ Yongming Feng
Yongming Feng
Chief Executive Officer (Principal Executive Officer)